                                                                    EXHIBIT 10.8

                               BUZZSAW.COM, INC.
                      RESTRICTED STOCK PURCHASE AGREEMENT

     This RESTRICTED STOCK PURCHASE AGREEMENT (this "Agreement") is made between _________________("Purchaser") and buzzsaw.com, inc., a Delaware corporation (the "Company"), as of September __, 1999.

     In consideration of the mutual covenants and representations herein set forth, the Company and Purchaser hereby agree as follows:

     1.   Purchase and Sale of Shares.  Purchaser hereby purchases from the
          ---------------------------
Company, and the Company hereby issues and sells to Purchaser, an aggregate of __________ shares of Common Stock (as hereinafter defined) (the "Shares"), at a price of $0.10 per share, or an aggregate purchase price of $____________ (the "Aggregate Purchase Price"). The Company shall, promptly after execution of this Agreement, issue a certificate representing the Shares registered in the name of Purchaser.

     2.   Adjustments.  All references to the number of Shares and the purchase
          -----------
price of the Shares in this Agreement shall be appropriately adjusted to reflect any further stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     3.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" means the Common Stock of the Company.

     4.   Ownership, Voting Rights, Duties.  This Agreement shall not affect in
          --------------------------------
any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein. Purchaser shall enjoy rights as a shareholder, including the right to vote the Shares independent of voting positions held by Autodesk, Inc. or any other shareholder of the Company, until such time as Purchaser disposes of the Shares.

     5.   Restrictive Legends; Stop-Transfer Orders; Market Standoff.
          ----------------------------------------------------------

          (a) Legends. Purchaser understands and agrees that the Company shall
              -------
cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE

          OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS FOR THE BENEFIT OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND OTHER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (b)  Stop-Transfer Notices.  Purchaser agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  Market Standoff. Purchaser hereby agrees that if so requested by
               ---------------
the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during such period as the Company and the representatives of the underwriters may request (not to exceed 180 days) following the effective date of any registration statement of the Company filed under the Securities Act for an underwritten public offering. Purchaser's obligation shall also be subject to equal and pro rata treatment with any other shareholder of the Company that is released early from such market standoff obligation. The Company may impose stop-transfer instructions with respect to Shares subject to the foregoing restrictions until the end of such market standoff period.

          (d)  Refusal to Transfer. The Company shall not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     6.   Representations.
          ---------------

          (a)  Investment Representation. Purchaser represents to the Company
               -------------------------
the following:

               (i) Purchaser either (1) has a preexisting personal or business relationship with the Company or any of its officers, directors or controlling persons, or (2) by reason of Purchaser's business or financial experience or the business or financial experience of Purchaser's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to protect Purchaser's own interests in connection with the purchase of the Shares.

               (ii) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is acquiring these Shares for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

               (iii) Purchaser acknowledges and understands that the Shares constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Purchaser's representation was predicated solely upon a present intention to hold these Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future. Purchaser further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Shares. Purchaser understands that the certificate evidencing the Shares shall be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend enumerating the restrictions on transfer of the Shares, and any other legend required under applicable state securities laws.

               (iv) Purchaser understands that the Shares are restricted securities within the meaning of Rule 144, promulgated under the Securities Act, which limits the sale of Shares in a public market transaction. Purchaser also understands that the exemption from registration under Rule 144 shall not be available, in any event, for at least one (1) year from the date of purchase of and actual payment for the Shares, and even then shall not be available unless
(A) a public trading market then exists for the Common Stock, (B) adequate information concerning the Company is then available to the public, and (C) other terms and conditions of Rule 144 are complied with. Purchaser understands that there can be no assurance that the requirements of Rule 144 shall be met, or that the Shares shall ever be eligible for sale.

               (v) Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Purchaser understands that no assurances can be given that any such other registration exemption shall be available in such event.

               (b)    Tax Representations. Purchaser has reviewed with its own
                      -------------------
tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

     7.   Additional Actions. The parties shall execute such further instruments
          ------------------
and take such further action as may reasonably be necessary to carry out the intent of this Agreement.

     8.   Notices.  All notices and other communications required or permitted
          -------
hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after deposit with the U.S. Postal Service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, or (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, and shall be addressed (i) if to Purchaser, at Purchaser's address as set forth beneath Purchaser's signature to this Agreement, or at such other address as Purchaser shall have furnished to the Company in writing, (ii) if to the Company, to buzzsaw.com, inc., at Company's address as set forth beneath Company's signature to this Agreement, or at such other address as the Company shall have furnished to Purchaser, or (iii) if to the Escrow Agent, to the Corporate Secretary of buzzsaw.com, inc. at Company's address as set forth beneath Company's signature to this Agreement, or at such other address as the Escrow Agent shall have furnished to the parties.

     9.   Assignment.  The Company may assign its rights and delegate its duties
          ----------
under this Agreement. If any such assignment or delegation requires consent of the California Department of Corporations, the parties agree to cooperate in requesting such consent. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, Purchaser's heirs, executors, administrators, successors and assigns.

     10.  Entire Agreement; Amendment.  This constitutes the full and entire
          ---------------------------
understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     11.  Arbitration.  At the option of either party, any and all disputes or
          -----------
controversies, whether of law or fact, and of any nature whatsoever arising from or respecting this agreement, unless otherwise expressly provided herein, shall be decided by arbitration by the American Arbitration Association in accordance with the rules and regulations of that Association.

          (a) The arbitrators shall be selected as follows: In the event the Company and Purchaser agree on one arbitrator, the arbitration shall be conducted by such arbitrator. In the event the Company and Purchaser do not so agree, the Company and Purchaser shall each select one independent, qualified arbitrator and these two arbitrators shall select a third arbitrator. The Company reserves the right to reject any individual arbitrator who shall be employed by or affiliated with a competing organization.

          (b) Arbitration shall take place in San Francisco County, California, or any other location mutually agreeable to the parties. At the request of either party, arbitration proceedings shall be conducted in secrecy. In such case all documents, testimony, and records shall be received, heard, and maintained by the arbitrators in secrecy under seal, available for inspection only by the Company and Purchaser and their respective attorneys and their respective experts who shall agree in advance and in writing to receive all such information confidentially and to maintain such information in secrecy until such information shall become generally known. The arbitrator, who shall act by majority vote, shall be able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a temporary or a permanent injunction, or both, and shall also be able to award damages, with or without an accounting, costs, and reasonable attorneys' fees. The decree or judgment of an award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

          (c) Reasonable notice of the time and place of arbitration shall be given to all persons, other than the parties, as shall be required by law, in which case such persons or their authorized representatives shall have the right to attend and participate in all the arbitration hearings to the extent and in such manner as the law shall require.

     12.  Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of California as they apply to contracts entered into and wholly to be performed within such state.

     13.  Advice of Counsel; Board Interpretations.  Purchaser has reviewed this
          ----------------------------------------
Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions hereof. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

     14.  Waiver.  The failure of either party hereto to enforce any provision
          ------
or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

     IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

                                           "COMPANY"

                                           _____________________________________
                                           Carl Bass
                                           President and Chief Executive Officer
                                           buzzsaw.com, inc.

                                           "PURCHASER"

                                           _____________________________________

                                           Name:________________________________